SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  May 28, 1996

                          Spanlink Communications, Inc.
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                    Minnesota
                 (State or other jurisdiction of incorporation)

        333-02022C                                        41-1618845
  (Commission File Number)                    (IRS Employer Identification No.)

               One Main Street S.E., Minneapolis, Minnesota 55414
               (Address of principal executive offices) (Zip Code)

                                 (612) 362-8000
         (Small Business Issuer's telephone number, including area code)

Item 5.  Other Events.

Mr. Wesley Schultz resigned, effective May 24, 1996, from the temporary position of Acting Vice President of Finance and Chief Financial Officer. Mr. Patrick Irestone, President and Chief Operating Officer reassumed the responsibilities of Chief Financial Officer until a replacement is named. The Company believes that the loss of Mr. Schultz's consulting services will not adversely affect the Company's business.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Small Business Issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SPANLINK COMMUNICATIONS, INC.

May 28, 1996                             By   /s/ Patrick P. Irestone
                                              ------------------------------
                                              Patrick P. Irestone
                                              President